Exhibit 24
THE GREENBRIER COMPANIES, INC.
Power of Attorney
     The undersigned director and/or officer of The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of the Company, together with shares of the Company’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

THE GREENBRIER COMPANIES, INC.
Power of Attorney
     The undersigned director and/or officer of The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of the Company, together with shares of the Company’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

THE GREENBRIER COMPANIES, INC.
Power of Attorney
     The undersigned director and/or officer of The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of the Company, together with shares of the Company’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman, Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 20th day of July, 2006.

/s/ Victor G. Atiyeh
Victor G. Atiyeh

THE GREENBRIER COMPANIES, INC.
Power of Attorney
     The undersigned director and/or officer of The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of the Company, together with shares of the Company’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman, Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 19th day of July, 2006.

/s/ Duane C. McDougall
Duane C. McDougall

THE GREENBRIER COMPANIES, INC.
Power of Attorney
     The undersigned director and/or officer of The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of the Company, together with shares of the Company’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman, Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 19th day of July, 2006.

/s/ A. Daniel O’Neal, Jr.
A. Daniel O’Neal, Jr.

THE GREENBRIER COMPANIES, INC.
Power of Attorney
     The undersigned director and/or officer of The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of the Company, together with shares of the Company’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman, Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ Charles J. Swindells
Charles J. Swindells

THE GREENBRIER COMPANIES, INC.
Power of Attorney
     The undersigned director and/or officer of The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of the Company, together with shares of the Company’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman, Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 20th day of July, 2006.

/s/ C. Bruce Ward
C. Bruce Ward

THE GREENBRIER COMPANIES, INC.
Power of Attorney
     The undersigned director and/or officer of The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of the Company, together with shares of the Company’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman, Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ Benjamin R. Whiteley
Benjamin R. Whiteley

THE GREENBRIER COMPANIES, INC.
Power of Attorney
     The undersigned director and/or officer of The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of the Company, together with shares of the Company’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman, Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ Donald A. Washburn
Donald A. Washburn

AUTOSTACK COMPANY LLC
Power of Attorney
     The undersigned sole manager of Autostack Company LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

AUTOSTACK COMPANY LLC
Power of Attorney
     The undersigned officer of Autostack Company LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as manager and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GREENBRIER-CONCARRIL, LLC
Power of Attorney
     The undersigned director and/or officer of Greenbrier-Concarril, LLC, a Delaware limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GREENBRIER-CONCARRIL, LLC
Power of Attorney
     The undersigned director and/or officer of Greenbrier-Concarril, LLC, a Delaware limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a director and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GREENBRIER LEASING COMPANY LLC
Power of Attorney
     The undersigned sole manager of Greenbrier Leasing Company LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GREENBRIER LEASING COMPANY LLC
Power of Attorney
     The undersigned officer of Greenbrier Leasing Company LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a manager and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GREENBRIER LEASING, L.P.
Power of Attorney
     The undersigned officer of Greenbrier Leasing Company LLC, the sole member and manager of Greenbrier Management Services, LLC, the general partner of Greenbrier Leasing, L.P., a Delaware limited partnership (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GREENBRIER LEASING, L.P.
Power of Attorney
     The undersigned officer of Greenbrier Leasing Company LLC, the sole member and manager of Greenbrier Management Services, LLC, the general partner of Greenbrier Leasing, L.P., a Delaware limited partnership (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GREENBRIER LEASING LIMITED PARTNER, LLC
Power of Attorney
     The undersigned sole manager of Greenbrier Leasing Company LLC, the sole member and manager of Greenbrier Leasing Limited Partner, LLC, a Delaware limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GREENBRIER LEASING LIMITED PARTNER, LLC
Power of Attorney
     The undersigned officer of Greenbrier Leasing Company LLC, the sole member and manager of Greenbrier Leasing Limited Partner, LLC, a Delaware limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a manager and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GREENBRIER MANAGEMENT SERVICES, LLC
Power of Attorney
     The undersigned sole manager of Greenbrier Leasing Company LLC, sole member and manager of Greenbrier Management Services, LLC, a Delaware limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GREENBRIER MANAGEMENT SERVICES, LLC
Power of Attorney
     The undersigned officer of Greenbrier Leasing Company LLC, sole member and manager of Greenbrier Management Services, LLC, a Delaware limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a manager and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GREENBRIER RAILCAR LLC
Power of Attorney
     The undersigned officer of Greenbrier Railcar LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a manager and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GREENBRIER RAILCAR LLC
Power of Attorney
     The undersigned sole manager of Greenbrier Railcar LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GUNDERSON LLC
Power of Attorney
     The undersigned officer of Gunderson LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a manager and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GUNDERSON LLC
Power of Attorney
     The undersigned sole manager of Gunderson LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GUNDERSON MARINE LLC
Power of Attorney
     The undersigned sole manager of Gunderson Marine LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GUNDERSON MARINE LLC
Power of Attorney
     The undersigned officer of Gunderson Marine LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a manager and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GUNDERSON RAIL SERVICES LLC
Power of Attorney
     The undersigned sole manager of Gunderson Rail Services LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GUNDERSON RAIL SERVICES LLC
Power of Attorney
     The undersigned officer of Gunderson Rail Services LLC, an Oregon limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a manager and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted

GUNDERSON SPECIALTY PRODUCTS, LLC
Power of Attorney
     The undersigned sole manager of Gunderson LLC, the sole member and manager of Gunderson Specialty Products, LLC, a Delaware limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints Joseph K. Wilsted and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 21st day of July, 2006.

/s/ William A. Furman
William A. Furman

GUNDERSON SPECIALTY PRODUCTS, LLC
Power of Attorney
     The undersigned officer of Gunderson LLC, the sole member and manager of Gunderson Specialty Products, LLC, a Delaware limited liability company (the “Company”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4, or such other form as may be appropriate, for the purpose of registering $100 million aggregate principal amount of 2.375% Convertible Senior Notes due 2026 of The Greenbrier Companies, an Oregon corporation (“Greenbrier”), the related guarantee of the Company and the shares of Greenbrier’s common stock issuable upon conversion of the 2.375% Convertible Senior Notes due 2026, hereby constitutes and appoints William A. Furman and Mark Rittenbaum, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact to execute and file on behalf of the undersigned and in the undersigned’s name, place and stead, as a manager and/or an officer of the Company, such registration statement and any and all amendments (including post-effective amendments) and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to the registration statement, with full power and authority to do and perform any and all acts and things whatsoever necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any such substitute.
     Executed this 24th day of July, 2006.

/s/ Joseph K. Wilsted
Joseph K. Wilsted